SUPPLEMENT TO THE FIDELITY(registered trademark)
FOUR-IN-ONE
INDEX FUND
JUNE 26, 1999
PROSPECTUS

The following information replaces the ninth and tenth paragraphs in the "Fund Management" section on page 23.

BT serves as sub-adviser and custodian for Spartan Market Index, Spartan Extended Market Index and Spartan International Index (underlying Fidelity Stock Index Funds). BT chooses the underlying Fidelity Stock Index Funds' investments, and places orders to buy and sell the underlying Fidelity Stock Index Funds' investments. As of March 31, 1999, BT had approximately $330.3 billion in discretionary assets under management. BT's principal offices are at 130 Liberty Street, New York, New York 10006.

Effective June 4, 1999, Bankers Trust Corporation and all of its subsidiaries, including BT, merged with and into a subsidiary of Deutsche Bank AG. At a meeting held on March 18, 1999, each underlying Fidelity Stock Index Fund's Board of Trustees approved a new subadvisory agreement among each underlying Fidelity Stock Index Fund, FMR and BT or its successor by merger that became effective June 4, 1999. At a meeting held on September 15, 1999, shareholders approved this agreement.